UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ibis Technology Coporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April __, 2007

Dear Stockholder,

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Ibis Technology Corporation (the “Company”) to be held at 10:00 a.m. (local time) on Thursday, May 10, 2007 at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923.

At the Annual Meeting, three persons will be elected to the Board of Directors. The Company will also ask the stockholders to (a) approve the second closing of a financing transaction in which we may sell and issue to a group of private investors 1,978,377 shares of Common Stock at a price of $1.57375 and five-year warrants to purchase an aggregate of 1,483,781 shares of Common Stock at an exercise price of $1.50 per share, (b) approve the adoption of the Company’s 2007 Employee, Director and Consultant Equity Plan, and (c) ratify the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007. The Board of Directors believes that the matters you will be asked to vote on at the Annual Meeting are in the best interest of the Company, and urges you to vote FOR all of the proposals. The reasons are more fully explained in the accompanying proxy statement.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

CHARLES M. MCKENNA, Ph.D.
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

IBIS TECHNOLOGY CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held May 10, 2007

To the Stockholders of Ibis Technology Corporation:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Ibis Technology Corporation, a Massachusetts corporation (the “Company”), will be held on Thursday, May 10, 2007 at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts  01923 at 10:00 a.m. (local time) for the following purposes:

1.                To elect three members to the Board of Directors to serve for a term ending in 2010 and until their successors are duly elected and qualified.

2.                To approve the second closing of a financing transaction in which we may sell and issue, to a group of private investors, 1,978,377 shares of Common Stock at a price of $1.57375 and five-year warrants to purchase an aggregate of 1,483,781 shares of Common Stock at an exercise price of $1.50 per share.

3.                To consider and act upon a proposal to approve the adoption of the Company’s 2007 Employee, Director and Consultant Equity Plan.

4.                To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007.

5.                To transact such other business as may be properly brought before the Annual Meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 16, 2007 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Schmidt
Secretary

April __, 2007

IBIS TECHNOLOGY CORPORATION
32 Cherry Hill Drive
Danvers, MA 01923
978-777-4247

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ibis Technology Corporation (the “Company”), a Massachusetts corporation, of proxies, in the accompanying form, to be used at the 2007 Annual Meeting of Stockholders to be held at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923 on Thursday, May 10, 2007 at 10:00 a.m. (local time), and any postponements or adjournments thereof (the “Meeting”).

This Proxy Statement and the accompanying proxy are being mailed on or about April 6 , 2007 to all Stockholders entitled to notice of and to vote at the Meeting.

The close of business on March 16, 2007 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any postponements and adjournments thereof. As of the close of business on March 16, 2007, the Company had 12,315,481 shares of common stock, par value $.008 per share (“Common Stock”), outstanding and entitled to vote. Holders of record of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Meeting and vote in person.

Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR Notice Items 1, 2, 3 and 4; provided, however, that the shares shall only be voted for such Notice Items for which such shares are entitled to vote. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote on each matter at the Meeting is necessary to constitute a quorum for such matter at the Meeting. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when an individual holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the individual does not have discretionary voting power and has not received instructions from the beneficial owner.

The affirmative vote of a plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as director. Stockholders do not have cumulative voting rights with respect to the election of directors. Any stockholder submitting a proxy has a right to withhold authority to vote for the nominee by writing that nominee’s name in the space provided on the proxy. With respect to all other matters to be acted upon at the Meeting, the affirmative vote of a majority of the total number of shares voted either for or against the proposal at the Meeting is required to approve a proposal. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each separate matter. Broker “non-votes” are not so included.

The persons named in the proxies are officers of the Company. These persons are authorized, in their discretion, to vote upon such other business as may properly come before the Meeting or any postponements or adjournments thereof. The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all of the proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex, facsimile and personal solicitation by the directors, officers or employees of the Company. Such directors, officers or employees will not receive any additional compensation for such solicitation. The Company may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Company does so, it will pay such firm’s customary fees and expenses.

The Annual Report to Stockholders for the fiscal year ended December 31, 2006 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

SHARE OWNERSHIP

The following table sets forth certain information as of February 28, 2007 concerning the ownership of Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each current member of the Board of Directors, (iii) each executive officer named in the Summary Compensation Table contained herein, and (iv) all current directors and executive officers as a group.

	Shares Beneficially Owned (2)
Name and Address (1)**	Number	Percent
Special Situations Fund (3)	2,450,000	19.9%
527 Madison Avenue, Suite 2600 New York, NY 10022
Martin J. Reid (4)	337,600	2.7%
Robert P. Dolan (5)	81,840	*
Robert L. Gable (6)	53,750	*
Charles M. McKenna (7)	47,000	*
William J. Schmidt (8)	39,477	*
Leslie B. Lewis (9)	35,800	*
Lamberto Raffaelli (10)	20,750	*
Dimitri Antoniadis, Ph.D. (11)	11,250	*
Cosmo S. Trapani (12)	10,375	*
Donald F. McGuinness (13)	8,750	*
Executive Officers and Directors as a group (10 Persons) (14)	693,367	5.4%

*                    Represents beneficial ownership of less than 1% of the outstanding Common Stock.

**             Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

       (1) The address for each beneficial owner is c/o Ibis Technology Corporation, 32 Cherry Hill Drive, Danvers, Massachusetts, 01923.

       (2) The number of shares of Common Stock issued and outstanding on February 28, 2007 was 12,315,481. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at February 28, 2007, plus shares of Common Stock subject to options held by such person or group at February 28, 2007 and exercisable within 60 days thereafter. The Company believes that all the persons and entities named in the Table have the sole voting and investment power with respect to all the shares as beneficially owned by them, except as noted below.

       (3) Includes share voting and investment control over all securities owned by Special Situations Fund III QP, L.P. (QP), Special Situations Private Equity Fund, L.P. (Tech II), respectively; 700,000 shares of Common Stock and 525,000 Warrants are held by QP, 280,000 shares of Common Stock and 210,000 Warrants are held by PE, 60,200 shares of Common Stock and 45,150 Warrants are held by Tech and 210,000 Warrants held by Tech and 359,800 shares of Common Stock and 269,850 Warrants are held by Tech II. The interest of Austin W. Marxe and David M. Greenhouse in the shares of Common Stock and Warrants owned by QP, PE, Tech and Tech II is limited to the extent of his pecuniary interest. This information is based solely on a Form 3 filed with the Securities and Exchange Commission and dated February 20, 2007.

       (4) Includes 321,600 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

       (5) Includes 71,532 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

       (6) Includes 18,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

       (7) Includes 25,000 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

       (8) Includes 28,500 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

       (9) Includes 17,500 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

(10) Includes 13,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

(11) Consists of 11,250 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

(12) Includes 9,375 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

(13) Consists of 8,750 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2007.

(14) See footnotes 4 through 13 above (10 Persons)

MANAGEMENT

DIRECTORS

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Restated By-Laws (the “By-Laws”) provide for the Company’s business to be managed by or under the direction of the Board of Directors. Under the Articles of Organization and By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Dimitri Antoniadis, Robert L. Gable and Martin J. Reid constitute a class with a term that expires at the upcoming meeting (the “Class I directors”), Donald F. McGuinness and Lamberto Raffaelli constitute a class with a term ending in 2008 (the “Class II directors”) and Leslie B. Lewis and Cosmo S. Trapani constitute a class with a term ending in 2009 (the “Class III directors”). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

On March  5, 2007, the Board of Directors voted to nominate Dimitri Antoniadis, Robert L. Gable and Martin J. Reid (Class I directors) for election at the Meeting for a term of three years to serve until the 2010 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Donald F. McGuinness and Lamberto Raffaelli (Class II directors), and Leslie B. Lewis and Cosmo S. Trapani (Class III directors) will serve until the Annual Meeting of Stockholders to be held in 2008 and 2009, respectively, and until their respective successors have been elected and qualified.

The Board of Directors has determined that, with the exception of Martin J. Reid, who is the Executive Chairman, all of the members of the Board of Directors are “independent directors” within the meaning of the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended (the “Exchange Act”). In making this determination, the Board considered relationships, transactions and/or arrangements with each of the directors, and concluded that, other than Martin J. Reid’s position as Executive Chairman of the Company, none of the directors has any relationships with the Company that would impair his or her independence.

Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of Nasdaq’s and the SEC’s director independence standards.

The names of the Company’s current directors and certain information about them are set forth below:

Name	Age	Position
Martin J. Reid	65	Executive Chairman
Dimitri Antoniadis, Ph.D.	60	Director
Robert L. Gable(1)	76	Director
Leslie B. Lewis(1)(2)	66	Director
Donald F. McGuinness	74	Director
Lamberto Raffaelli(2)	56	Director
Cosmo S. Trapani(2)	68	Director

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

The following is a brief summary of the background of each director of the Company:

Martin J. Reid joined Ibis in December 1997 as President and Chief Executive Officer and as a director. In May 2000, Mr. Reid was elected to serve as Chairman of the Company’s Board of Directors. On November 20, 2006, Mr. Reid assumed the role of Executive Chairman and remained Chairman of the Board. From 1991 to 1996, Mr. Reid was President and Chief Executive Officer of Alpha Industries (now known as Skyworks Solutions), a publicly held manufacturer of a broad range of Gallium Arsenide products and silicon integrated circuits for the semiconductor industry. He served as a director of Alpha Industries from 1985 to January 1998 and of Asahi America from 1997 to November 1999, which merged with Asahi Organic Chemical in December 1999.

Dimitri Antoniadis, Ph.D. was appointed to the Board of Directors in 1996. He is the Ray and Maria Stata Professor of Electrical Engineering at Massachusetts Institute of Technology (MIT) and has been a member of the faculty since 1978.

Robert L. Gable was appointed to the Board of Directors in 1997. He was a director and advisor (November 1998—October 1999), Chairman (June 1990—July 1998) and Chief Executive Officer (June 1990—October 1997) of Unitrode Corporation, a publicly held company that was acquired by Texas Instruments in October 1999.

Leslie B. Lewis was appointed to the Board of Directors in 1998. From 1985 to 2003, he was President of Asahi America, Inc., a publicly held company, which merged with Asahi Organic Chemical in December 1999. He was Chief Executive Officer of Asahi from 1989 to 2003 and Chairman from 1996 to 2003. In January 2004 Mr. Lewis was appointed Operations Partner of Watermill Ventures, a private strategic investment firm.

Donald F. McGuinness was appointed to the Board of Directors in 1996. He was Chairman, President and Chief Executive Officer (November 1989 to February 1999) of White Electronic Designs, Inc., a publicly held company that was acquired by Bowmar Instrument Corporation in October 1998.

Lamberto Raffaelli was appointed to the Board of Directors in 1998. In May 2001, he founded privately held LNX Corporation and serves as President and Chief Executive Officer. From 1994 to December 2000, he was President and Chief Executive Officer of Arcom, Inc., which was acquired by Quadrant-Vectron, a division of Dover Corporation International, in September 1999.

Cosmo S. Trapani was appointed to the Board of Directors in 2003. From 1990 to 1999 he was Executive Vice President and Chief Financial Officer of Unitrode Corporation, a publicly held company. From 1999 to 2000 he was Senior Vice President and Chief Financial Officer of Circor International, a publicly held company and from 2000 to 2002 was Vice President and Chief Financial Officer of PRI Automation, a publicly held company. Mr. Trapani serves on the Board of Directors of Hittite Microwave Corporation, a publicly traded diversified electronics company.

Committees of the Board of Directors and Meetings

Meeting Attendance.   The Board of Directors held four regular meetings and three scheduled update meetings during the fiscal year ended December 31, 2006. The Board of Directors typically schedules a meeting in conjunction with the Company’s Annual Meeting of Stockholders, and directors are encouraged to attend the Annual Meeting of Stockholders. All of the Company’s seven directors attended the prior year’s Annual Meeting of Stockholders. Mr. McGuinness attended five of the seven Board meetings held in 2006, or 72% of the total meetings of the Board. No other director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2006.

Audit Committee.   The Audit Committee has three members and currently consists of Lamberto Raffaelli, Leslie B. Lewis and Cosmo S. Trapani, none of whom is an officer or employee of the Company. The Audit Committee met four times in 2006. The Audit Committee reviews the engagement of the Company’s independent registered public accounting firm, reviews quarterly and annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. A detailed listing of the Audit Committee’s responsibilities is set forth in the Company’s Audit Committee Charter adopted by the Board of Directors. All of the members of the Audit Committee, as evaluated by the Board of Directors in its business judgment, are independent directors within the meaning of Rule 4200(a)(15) of the Nasdaq Marketplace Rules and is independent pursuant to the rules of the Securities and Exchange Commission for the purposes of being an independent member of the Audit Committee. In addition, the Board of Directors has determined that Mr. Trapani qualifies as an “audit committee financial expert” under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Trapani’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Trapani any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to the SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors. The charter for the audit committee can be found on the “Corporate Governance” page located at the Investor Center tab of our website, www.ibis.com, free of charge.

Compensation Committee.   The Compensation Committee has two members and currently consists of Robert L. Gable and Leslie B. Lewis. The Compensation Committee met three time during fiscal 2006. The Compensation Committee reviews, approves and makes recommendations on the Company’s compensation policies, practices and procedures to help ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company; and further, administers stock and employee benefit plans, including the Company’s 1993 Employee, Director and Consultant Stock Option Plan (the “1993 Plan”), the Second Amended and Restated 1997 Employee, Director and Consultant Equity Plan (the “1997 Plan”) and the Ibis Technology Corporation 2000 Employee Stock Purchase Plan. In addition, if approved by shareholders at the Annual Meeting, the Compensation Committee will also administer the 2007 Employee, Officer and Consultant Equity Plan.  The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements promulgated by Nasdaq and the SEC. The Compensation Committee does not currently have a charter, but the Company anticipates that such a charter will be adopted in the near term.

Special Subcommittee.   The Special Subcommittee of the Board of Directors has two members and currently consists of Robert L. Gable and Leslie B. Lewis. The Special Subcommittee provides additional guidance from time to time to Mr. Reid and/or Mr. McKenna on possible future transactions the Company may consider.

Nominating Committee.   The Company does not have a standing Nominating Committee. Due to the size of the Company, the resulting efficiency of a Board of Directors that is also limited in size, and the lack of turnover in Ibis’ Board of Directors; the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates for nomination to the Board of Directors are discussed by the entire Board of Directors, and director nominees are selected by a majority of the independent directors meeting in executive session. Each of the three nominees recommended for election to the Board of Directors at the Meeting are directors standing for re-election.

The Board of Directors believes that it is necessary that the majority of the Board of Directors be comprised of directors that meet the independent requirements promulgated by Nasdaq and the SEC, and it is desirable to have at least one director that qualifies as an “audit committee financial expert” under the rules of the SEC. When considering potential director candidates, the Board considers the candidate’s character, judgment, diversity, age, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2006 we did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Company’s By-laws include a procedure whereby its stockholders can nominate persons for election to the Board of Directors. The Board of Directors will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in its By-laws. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns more than five percent of its voting stock.

Stockholder Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to the Secretary of the Company at our principal executive offices located at 32 Cherry Hill Drive, Danvers, Massachusetts 01923. Any such communication must contain (i) a representation that the stockholder is a holder of record of stock of the Company, (ii) the name and address of the stockholder sending such communication, as they appear on the Company’s books, and (iii) the class and number of shares of Ibis that are beneficially owned by such stockholder. Complaints and general communications related to accounting matters will be referred to members of the Audit Committee. The Secretary of the Company will forward all other communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary of the Company has the authority to discard the communication or to take appropriate legal action regarding such communication.

Compensation of Directors

The following table shows the compensation of the Company’s directors.

Director Compensation

Name(1)	Fees Earned or Paid in Cash($)	Option Awards($)(2)	Total($)
(a)	(b)	(c)	(d)
Dimitri Antoniadis, Ph.D.	4,750	2,143	6,893
Robert L. Gable	7,750	2,143	9,893
Leslie B. Lewis	7,000	2,143	9,143
Donald F. McGuinness	4,250	2,143	6,393
Lamberto Raffaelli	4,250	2,143	6,393
Cosmo S. Trapani	7,000	2,143	9,143

(1)          Martin J. Reid, the Company’s Executive Chairman, is not included in this table, as he is an employee of the Company and thus receives no compensation for his service as Director. The compensation received by Mr. Reid as an employee of the Company is shown in the Summary Compensation Table on page 17 of this proxy.

(2)          The amounts in column (c) reflect the dollar amount recognized for financial statement reporting for the fiscal year ended December 31, 2006 and computed in accordance with FAS 123(R), of incentive stock option awards granted pursuant to the Second Amended and Restated 1997 Employee, Director and Consultant Equity Plan and thus include a portion of the FAS 123(R) value of awards granted in and prior to 2006. The FAS 123(R) valuations reflected in column (c) disregard the estimate of forfeitures related to service-based vesting conditions and, thus, assume zero forfeitures. Other assumptions used in the calculation of this amount are included in footnote 2(k) to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around March     , 2007.

Director Compensation Policy

The Company pays each non-employee director (Dr. Antoniadis, Mr. McGuinness, Mr. Gable, Mr. Lewis, Mr. Raffaelli and Mr. Trapani) $1,000 for each meeting of the Board of Directors or meeting of a committee of the Board that each of them attends and $250 for each telephonic meeting of the Board or telephonic meeting of a committee of the Board in which they participate. In 2006, the aggregate amount of compensation and reimbursement for such expenses paid to all of these directors was approximately $35,000.

Pursuant to the 1997 Plan, each non-employee director of the Company then serving as a director is automatically granted non-qualified stock options to purchase 1,250 shares of Common Stock following each Annual Meeting of Stockholders of the Company. These options vest in full immediately prior to the next annual meeting following the date the options are granted and have an exercise price equal to the closing price of the Common Stock for the trading day immediately preceding the grant date.

Code of Ethical Conduct

The Company has adopted a Code of Ethical Conduct that applies to all officers, directors, employees and consultants. The Code of Ethical Conduct is intended to comply with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 and with applicable Nasdaq Marketplace Rules. The Company’s Code of Ethical Conduct and its Financial Information Integrity Policy are available on the Company’s web site at www.ibis.com, free of charge. The Company intends to disclose any amendment to or waiver of a provision of the Code of Ethical Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its web site.

Transactions with Related Persons

In connection with the review and approval or ratification, if appropriate, of any related party transaction, the Audit Committee should consider whether the transaction will compromise the Company’s professional standards included in its Code of Ethics. In the case of any related person transaction involving an outside director or nominee for director, the Audit Committee should also consider whether the transaction will compromise the director’s status as an independent director as prescribed in the Nasdaq listing standards.

All related person transactions are required to be disclosed in the Company’s applicable filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended and related rules.

In 2006, the Company was not a participant in any transaction or series of transactions or business relationship in which the amount involved exceeded $120,000 and in which any of its officers, directors or stockholders who own more than 5% of the Company’s Common Stock had or will have a direct or indirect material interest, nor is there currently proposed any such transaction or series of transactions or business relationship.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of two members, Leslie B. Lewis and Robert L. Gable, neither of whom was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or had any relationship with the Company requiring disclosure herein. During the fiscal year ended December 31, 2006, no executive officer of the Company served as a (a) member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

EXECUTIVE OFFICERS

The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. Except for the Executive Chairman, who has an employment agreement with the Company, all executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position
Charles M. McKenna, Ph.D.	61	President and Chief Executive Officer
William J. Schmidt	52	Chief Financial Officer, Treasurer and Secretary
Robert P. Dolan	47	Vice President of Wafer Technology

Charles M. McKenna, Ph.D. joined the Company in July 2005 as Executive Vice President and Chief Operating Officer and on November 20, 2006 assumed the role of President and Chief Executive Officer. Prior to joining Ibis, Dr. McKenna served as Executive Vice President, Automation Systems, and Chief Technology Officer at Brooks Automation and between July, 2000 and July 2003, and as Chief Operating Officer and Chief Technology Officer at Varian Semiconductor Equipment Associates (VSEA) from April, 1999 to January, 2000. Leading up to the spin-out of VSEA, he was General Manager of Varian’s ion implant business for ten years. Earlier, he held various management and engineering positions at Varian, IBM and Hughes Research Lab. Dr. McKenna holds a Bachelor’s degree in Physics from St. Joseph’s University (PA) and a Ph.D. in nuclear physics from Florida State University.

William J. Schmidt joined the Company and was appointed Chief Financial Officer and Treasurer and Secretary in May 2004. Prior to joining Ibis, Mr. Schmidt was Vice President of Finance and Corporate Controller from April 2002 to May 2004 at High Voltage Engineering Corporation, a private equity based corporation focused in the capital equipment markets for semiconductors, instruments and industrial automation. Prior to joining High Voltage, from March 2000 to May 2002, Mr. Schmidt served as Vice President of Finance for PRI Automation (Brooks) and held senior level financial positions including Vice President of Finance and CFO roles at the operations of several leading technology companies including, PerkinElmer and Philips Electronics Corporation. Mr. Schmidt holds multiple Bachelors degree’s from West Virginia University and an MBA in Accounting and Taxation from Fairleigh Dickinson University (NJ).

Robert P. Dolan joined the Company in 1988 as Production Manager. In January 1997, he was appointed Vice President of Wafer Manufacturing. In August 2004, he was appointed Vice President of Wafer Technology. The Wafer Technology Group was formed after discontinuance of wafer operations to continue to work with our customers to improve the SIMOX process.

Executive Compensation Disclosure and Analysis

The Compensation Committee of the Board of Directors is responsible for discharging the Board’s responsibilities relating to the compensation of our named executive officers, as well as our other officers and key employees, and, in this regard, has the responsibility to establish a compensation policy for officers and key employees designed to (i) enhance the profitability of the Company and increase shareholder value, (ii) reward officers and key employees for their contribution to our growth and profitability, and (iii) provide competitive compensation that will attract and retain qualified officers and key employees.

The individuals who served as our Chief Executive Officer (specifically Martin Reid and Charles McKenna) and Chief Financial Officer during fiscal 2006, as well as other individuals included in the Summary Compensation Table on page 17, are referred to as “named executive officers” throughout this CD&A.

Compensation Policy

Subject to variation where appropriate, the compensation policy for officers and key employees includes:

•       base salary, which is determined on an annual basis,

•       annual or other time-based cash incentive compensation, and

•       long-term incentive compensation in the forms of equity participation and other awards.

In setting compensation packages for the named executive officers, the Compensation Committee considers principles of internal equity with respect to each executive’s role relative to other executives and key employees within the Company, (market competitiveness), short and long-term performance goals, and rewarding management’s collective role in the Company’s success. Although we seek to structure our compensation program to aggressively attract and retain key personnel, compensation is not set against any defined peer group in an effort to compete for talent at top prices. Given the Company’s ongoing strategic transitioning, the Compensation Committee has determined that external benchmarking is inappropriate at this time. Rather, a significant portion of our compensation program is based on benchmarking, including progress toward customer orders and customer technical serving which requires the application of judgment and subjective determination of both individual and Company performance. The Compensation Committee is comfortable with the benchmarking data and other supporting information provided to the Compensation Committee by the Company’s management and believes it is adequately experienced and equipped to address the relevant issues. The Compensation Committee has not, to date, used a third-party compensation consultant. The Compensation Committee believes that outside consultants are unnecessary at this time because of the limited straight-forward elements of the current compensation program.

Elements of Compensation

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation, however a significant percentage of total compensation is allocated to incentives as a result of the philosophy discussed in this CD&A. On an annual basis, the Compensation Committee determines the appropriate level and mix of incentive compensation. The named executive officers will realize more income from such incentive compensation as a result of the positive performance of the Company. In some circumstances, the Company may establish incentive plans to reward individual performance against established goals or in connection with an employee retention plan. Historically, and in fiscal 2006, the Compensation Committee granted a majority of total compensation to executive officers and key employees in the form of a base salary. In 2006, the only named executive officer to receive any additional cash incentive compensation received a bonus equal to 20% of his total base salary.

Base Salary.   The compensation philosophy of the Company is to maintain executive base salaries at a competitive level to enable the Company to attract and retain executive and key employee talent needed to accomplish the Company’s goals. In determining appropriate base salary levels and, to a lesser extent, other compensation elements, the Compensation Committee considers the scope of responsibility, prior experience and past accomplishments, as well as historical practices within the Company, each vis-à-vis other executives and key employees. Economic and business conditions affecting the Company are also considerations. Accordingly, the Compensation Committee has maintained base salaries at fairly low levels to conserve cash. Periodic adjustments in base salary may be merit based with respect to individual performance or tied to the Company’s financial condition or other competitive factors. As discussed below, at times, certain named executive officers have voluntarily agreed to reduce their base salaries in connection with Company’s cost-cutting initiatives.

Annual Incentive Bonuses.   The Compensation Committee, in its discretion, may establish cash incentive programs and otherwise award bonuses to executive officers. More than any other element, bonus decisions are influenced by economic and business conditions affecting the Company and, as a result, the Compensation Committee has approved only limited cash bonuses to the named executive officers in recent years. It is anticipated that bonus awards in the future will be tied to obtained product orders.

Stock Options.   The Compensation Committee believes that granting stock options on an ongoing basis provides officers with a strong economic interest in maximizing stock price appreciation over the long term. We believe that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure the Company’s continued success. Options are granted to all permanent employees under the Second Amended and Restated 1997 Employee, Director and Consultant Equity Plan, and particularly to key employees likely to contribute significantly to the Company. In determining the size of an option grant to a named executive officer, the Compensation Committee considers not only competitive market factors, changes in responsibility and the executive officer’s achievement of pre-established goals, but also the number, term and vesting of options previously granted to the officer. The Compensation Committee may also consider an executive’s total compensation package, or changes made thereto, when determining whether to make an option grant.

Executive officers, as well as other officers and employees, receive a grant of stock options upon employment with the Company. Stock options are awarded at an exercise price equal to the fair market value of our common stock on the date of grant, as defined in the plan pursuant to which the options are issued, and typically vest one quarter per year over a four year period. The Compensation Committee typically approves stock option grants annually at the meeting coinciding with the annual meeting of stockholders. However, the Compensation Committee has the discretion to make additional periodic stock option grants at its discretion, including without limitation, to offset salary reductions or in lieu of base salary increases or bonus consideration.

Benefits.   The named executive officers are entitled to participate in benefit plans which are generally available to all employees, including health, dental, life, accidental disability and dismemberment and for each of these benefit plans, the Company makes contributions to the premiums paid to the Plans. The Company does not offer any kind of deferred compensation, nor does it offer retirement benefits other than a 401(k) defined contribution plan. The Company typically does not match contributions made by executive officers and other employees to the 401(k) plan. Named executive officers are also encouraged to participate in the Company’s Employee Stock Purchase Plan, through which employees may purchase shares at a 15% discount from fair market value.

Change of Control Arrangements.   The Company has entered into certain Change of Control agreements with Mr. Reid and Mr. Schmidt. It is the Company’s belief that the interests of our shareholders will be best served if the interests of our executive officers are aligned with them, and providing change of control benefits should eliminate, or at least reduce, the reluctance of the executive officers to pursue potential change of control transactions that may be in the best interests of the shareholders. The terms of the change of control arrangements with Mr. Reid and Mr. Schmidt are set forth in the “Employment Contracts and Change of Control Arrangements” section of this Proxy.

Role of Executive Officers in Setting Compensation Decisions

Regarding most compensation matters, Mr. Reid historically has provided recommendations to the Compensation Committee relying on his personal experience serving in the capacity of President and Chief Executive Officer with respect to evaluating the contribution of our other executive officers. We anticipate that Mr. Reid, currently our Executive Chairman, will continue to be involved in compensation recommendations, with input from Dr. McKenna, our current President and Chief Executive Officer. The Compensation Committee considers, but retains the right to accept, reject or modify such recommendations. Although Mr. Reid attends portion of the meetings of the Compensation Committee, neither he nor any other member of management is present during executive sessions of the Compensation Committee. Moreover, Mr. Reid is not present when decisions with respect to his compensation are made. The Compensation Committee may, but does not currently delegate any of its functions to others in setting compensation for the named executive officers, provided, however, that management may be responsible for the implementation of certain compensation programs established by the Compensation Committee. The Company does not currently engage any consultant related to executive and/or director compensation matters.

Compensation of Named Executive Officers

On November 28, 2005, base salaries for Messrs. Reid, McKenna, Schmidt and Dolan were set at $214,240, $214,240, $161,200 and $146,600, respectively, marking a 4% increase from salaries set earlier in 2005. These November 2005 base salaries remained unchanged throughout 2006. The decision to maintain the base salary rate did not reflect a negative view of the named executive officers’ performance, but rather the Compensation Committee determined that the base salaries provided adequate compensation given the Company’s limited cash flow.

The Compensation Committee determined that there would continue to be no increases Company-wide in base salaries for fiscal 2007. In furtherance of these cost reductions, on January 8, 2007, the Compensation Committee approved voluntary reductions in base salary for Dr. McKenna and Mr. Reid, reducing their base salaries by 50% to $107,120 and $107,120, respectively, for 2007. Similar voluntary reductions were approved for Mr. Schmidt, reducing his salary by 33% to $107,120, and for Mr. Dolan, reducing his salary by 20% to $117,312 for fiscal 2007. In light of these reductions, Messrs. McKenna, Schmidt and Dolan received grants of stock options. It is anticipated that the salary reductions will continue until such time as the Company significantly increases its product orders.

Payments of bonuses are at the discretion of the Compensation Committee and, in fiscal 2006, no bonus awards were paid to the named executive officers other than to Mr. Dolan. The bonus payment, which was made in two equal installments, was in the aggregate equal to 20% of Mr. Dolan’s 2006 base salary and was intended to reward Mr. Dolan for his efforts in connection with customer acceptance of an i2000 implanter during the year, developments of certain i2000 implanter specifications for additional implanters and retention of key process group staff. The first bonus award was paid in the first quarter of 2006 based on Mr. Dolan’s contribution for that quarter, and the second payment was made in January, 2007 for achievement over the remainder of 2006. Similar awards were made to four other key employees within the Company. The Compensation Committee does not anticipate awarding cash bonuses to Mr. Dolan, or to any of the other named executive officers in 2007, other than in the event of a significant increase in product orders.

The only awards of stock options to the named executive officers in fiscal 2006 were grants of 100,000 and 25,000 incentive stock options made to Mr. Reid and Mr. Schmidt, respectively, in March of 2006. These grants were made in an effort to equitably award equity incentive compensation vis-à-vis the other named executive officers  Dr. McKenna had received options in 2005 in connection with his consulting services and upon becoming an officer of the Company and Mr. Dolan was the recipient of a grant in connection with a Company-wide option grant in May 2005. Neither Mr. Reid nor Mr. Schmidt received any stock options in fiscal 2005.

In November 2006, as part of the Company’s efforts to conserve cash, the Company initiated an option grant in lieu of salary increase program, whereby employees rather than receiving a salary increase with respect to 2007 base salary compensation, were instead granted the equivalent of five percent of their 2006 base salary in the form of an option grant with one year vesting. The program was designed as part of an overall retention effort, as well as to improve morale, and provide the opportunity for employees to potentially earn in excess of five percent of their base salary if the Company’s operating performance improved and was reflected in the Company’s stock price. The named executive officers did not participate in the option grant in lieu of salary increase program.

In light of the voluntary reductions in salary by each of the named executive officers for fiscal 2007, in January 2007 the Compensation Committee approved grants to Messrs. McKenna, Schmidt and Dolan of 110,000, 30,000 and 30,000, respectively. The options were intended to qualify as incentive stock options and vest over three years. The grants were made in an effort to align the named executive officers’ total compensation package with prior years.

Accounting and Tax Implications

On December 2004, the Financial Accounting Standards Board issued FASB Statement No. 123(R), Share Based Payment, which requires all companies to treat the fair value of stock options granted to employees as an expense. As a result of this standard, effective for periods beginning after January 1, 2006, we are required to record a compensation expense equal to the fair value of each stock option granted. FAS123(R) requirements reduce the attractiveness of granting stock options because of the additional expense associated with these grants, which have impacted and will continue to negatively impact our results of operations. Nevertheless, the Compensation Committee has determined that stock options are an important employee recruitment and retention tool, and, to date, we have not reduced the scope of our stock option program.

The Compensation Committee has reviewed and considered Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction of more than $1 million that is paid to certain executive officers. Given the general range of salaries and bonuses for the named executive officers, as well as other officers and employees, the threshold is unlikely to be reached in the foreseeable future.

The following table shows compensation information for fiscal 2006 for the named executive officers.

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name and Principal Position	Year	Salary($)	Bonus($)	Option Awards($)(1)	All Other Compensation($)(2)	Total($)
Martin J. Reid	2006	214,240	—	120,850	6,081	341,171
Executive Chairman,
Chairman of the Board(3)
Charles M. McKenna, Ph.D.	2006	214,240	—	32,970	3,160	250,370
President and Chief Executive Officer(4)
William J. Schmidt	2006	161,200	—	73,835	809	235,844
CFO
Robert P. Dolan	2006	146,640	29,328	17,389	475	193,166
Vice President of Wafer
Technology

(1)          The amounts in column (e) reflect the dollar amount recognized for financial statement reporting for the fiscal year ended December 31, 2006 and computed in accordance with FAS 123(R), of incentive stock option awards granted pursuant to the Second Amended and Restated 1997 Employee, Director and Consultant Equity Plan and thus include a portion of the FAS 123(R) value of awards granted in and prior to 2006. The FAS 123(R) valuations reflected in column (e) disregard the estimate of forfeitures related to service-based vesting conditions and, thus, assume zero forfeitures. Other assumptions used in the calculation of this amount are included in footnote 2(k) to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around March [__], 2007.

(2)          The amounts in column (f) reflect the value attributable to group term life insurance benefits in excess of $50,000 per year. The company provides all employees with Group Term Life (GTL). GTL to $50K is considered a non-taxable benefit. The cost of the premium over 50K is calculated based on age and added to an employees’ income.

(3)          Mr. Reid served as President, Chief Executive Officer and Chairman of the Board until November 20, 2006, at which time he became Executive Chairman and remained Chairman of the Board. The amount shown in column (c) is the salary paid to Mr. Reid as President, Chief Executive Officer and Chairman of the Board until such time and salary paid to Mr. Reid in his capacity as Executive Chairman after such time.

(4)          Dr. McKenna served as Executive Vice President and Chief Operating Officer until November 20, 2006, at which time he became President and Chief Executive Officer. The amount shown in column (c) is the salary paid to Dr. McKenna as Executive Vice President and Chief Operating Officer until such time and salary paid to Dr. McKenna in his capacity as President and Chief Executive Officer after such time.

The following table shows grants of plan-based awards for fiscal 2006 for named executive officers.

Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Based Awards ($/shares)	Market Price of Option Based Award on Date of Grant ($/Shares)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Martin J. Reid	3/7/06	100,000	3.45	3.47	289,000
Charles M. McKenna	—	—	—	—	—
William J. Schmidt	3/7/06	30,000	3.45	3.47	72,283
Robert P. Dolan	—	—	—	—	—

(1)          The option grants made to the named executive officers in 2006 are intended to qualify as incentive stock options and, as such, each option was issued with an exercise price equal to 100% of fair market value. Pursuant to the 1997 Plan, from which all of the options were granted, “fair market value” means the closing or last price of the common stock on The Nasdaq Stock Market for the trading day immediately preceding the grant date. The amounts in column (e) represent the closing market price on the grant date.

(2)          The amounts reflected in column (f) are the grant date fair values computed in accordance with FAS 123(R). Regardless of the value placed on a stock option on the grant date, the actual value of the option will depend on the market value of the common stock at such future date as the option is exercised.

The following table shows outstanding equity awards for fiscal 2006 for named executive officers.

Outstanding Equity Awards at 2006 Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)	Option Expiration Date
(a)	(b)		(c)		(d)	(e)
Martin J. Reid	96,000	(1)	—		9.375	12/1/2007
	50,000	(2)	—		11.75	2/4/2009
	50,000	(2)	—		46.25	1/4/2010
	6,000	(2)	—		20.00	1/4/2011
	30,000	(2)	—		7.98	8/7/2011
	4,083	(2)	—		9.79	12/3/2011
	30,000	(2)	—		6.00	6/17/2012
	15,000	(2)	—		4.75	2/6/2013
	9,517	(3)	—		9.01	8/26/2013
	6,000	(4)	—		10.70	9/1/2013
	25,000	(2)	25,000	(2)	3.63	8/24/2014
	—		100,000	(2)	3.45	3/7/2016
Charles M. McKenna	2,500	(5)	7,500	(5)	1.26	5/25/2015
	22,500	(2)	67,500	(2)	1.73	7/20/2015
William J. Schmidt	25,000	(2)	25,000	(2)	7.88	5/10/2014
	3,500	(2)	3,500	(2)	3.63	8/24/2014
	—		25,000	(2)	3.45	3/7/2016
Robert P. Dolan	8,500	(2)			11.75	2/4/2009
	17,000	(2)	—		46.25	1/4/2010
	6,000	(2)	—		20.00	1/4/2011
	11,500	(2)	—		7.98	8/7/2011
	2,015	(2)	—		9.79	12/3/2011
	10,000	(2)	—		6.00	6/17/2012
	5,000	(2)	—		4.75	2/6/2013
	4,017	(2)	—		9.01	8/26/2013
	3,750	(2)	3,750	(2)	3.63	8/24/2014
	3,750	(2)	11,250	(2)	1.36	5/2/2015

(1)          Options granted have a vesting schedule of one-third per year over three years and a ten year term.

(2)          Options granted have a vesting schedule of 25% per year over four years and a ten year term.

(3)          Options granted on August 26, 2003 have a vesting schedule of 50% per year over two years and a 10 year term. Options were granted as part of an expense reduction which included mandatory salary reductions for all employees who earned $60,000 or more per year.

(4)          Options granted on September 1, 2003, have a one year vesting and a ten year term. Options were granted as part of an expense reduction which included voluntary salary reductions.

(5)          Options granted pursuant to a consulting agreement dated May 11, 2005; 2,500 options vested on July 1, 2005, 2,500 options will vest on July 1, 2007, 2,500 options will vest on July 1, 2008 and 2,500 options will vest on July 1, 2009. The options have a 10 year term.

Employment Contracts and Change of Control Arrangements

The Company has an employment agreement with Martin J. Reid. This agreement, dated November 12, 2003, as amended, provides that Mr. Reid is to serve as Executive Chairman until December 31, 2007, at an initial annual base salary of $220,000, subject to change from time to time as determined by action of the Board of Directors. The agreement also provides that Mr. Reid will be paid bonuses as are determined from time to time by the Board or its Compensation Committee in its discretion, taking into account, among other factors, Mr. Reid’s performance and the Company’s performance. In the event that Mr. Reid’s employment is terminated by the Company without cause or in certain other circumstances, Mr. Reid will be paid at his then annual base salary rate for a period of 12 months following the date of such termination and he will be entitled to be paid for the cost of 12 months of health benefits. Mr. Reid may terminate his employment at any time, but will forfeit certain benefits if he does not provide the Company with at least 60 days prior written notice. This agreement also contains a one-year post termination non-competition provision.

In 2005, the Company entered into a Restated Change of Control Agreement with Martin J. Reid and a Change of Control Agreement with William J. Schmidt. In the event that Mr. Reid’s employment is terminated within two years of a Change of Control (as defined in his agreement) of the Company, he will be paid a lump sum equal to twice the highest annual salary for the preceding three year period. In the event that Mr. Schmidt’s employment is terminated within two years of a Change of Control (as defined in his agreement) of the Company, he will be paid a lump sum equal to one times his highest annual salary for the preceding three year period. Annual salary includes base salary and bonus and excludes reimbursements and amounts attributable to stock options and other non-cash compensation. Under the agreements, each of Mr. Reid and Mr. Schmidt will also be provided health benefits for a period of time following termination or until the date they become eligible for such coverage offered by a subsequent employer if earlier. Mr. Reid is entitled to these benefits for two years and Mr. Schmidt is entitled to these benefits for one year. These severance compensation and benefits replace, and are provided in lieu of, any severance compensation and benefits that may be provided under any other agreement. “Change of Control” in both agreements is deemed to occur upon (i) a sale or transfer of all or substantially all of the Company’s assets; (ii) a merger or consolidation in which the Company is not the continuing or surviving corporation or the Company’s voting stockholders do not continue to hold 50% of the voting stock of the continuing or surviving corporation, or (iii) any person, together with affiliates and associates, acquires, directly or indirectly, securities representing 30% of the then outstanding shares of common stock or the combined voting power of all then outstanding securities having the right to vote in an election of the Board of Directors of the Company. In connection with the second closing of the financing transaction with Special Situations Fund III QP, L.P., and its affiliated funds (collectively, “SSF”) as described in Notice Item 2, the Company will issue to SSF shares of Common Stock and warrants, which will result in SSF owning, assuming the exercise of all SSF warrants, approximately 37% of the Company’s outstanding

Common Stock. Neither the Company, Mr. Reid nor Mr. Schmidt believes that the issuance of the shares and warrants in the second closing is a change of control pursuant to the change of control agreements, given that SSF will not at that time hold outstanding shares in excess of 30% of the then outstanding shares of the Company. However, upon exercise of the warrants by SSF, the change of control agreements may be triggered in the future and, accordingly, if either Mr. Reid’s or Mr. Schmidt’s employment is terminated within two years from such date, under certain circumstances, he would be entitled to the severance benefits described above.

All of the Company’s employees are subject to certain confidentiality and non-competition obligations. Each employee has also agreed that all inventions, discoveries and developments which may be used in the Company’s business and that are developed by such employee during his or her employment with the Company are the Company’s property and the employee will assign his or her rights therein to the Company.

In the event of an “Acquisition” of the Company (as defined in the 1993 and 1997 Plans, and the proposed 2007 Plan), the administrator of the Plans may either (i) make appropriate provision for the continuation of outstanding options, (ii) provide for accelerated vesting and/or exercise of outstanding options on certain conditions, or (iii) terminate all options in exchange for a cash consideration payment in connection with such Acquisition.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors consists of Leslie B. Lewis, Lamberto Raffaelli and Cosmo S. Trapani. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by Nasdaq and the SEC, including Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its external audit process. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is available at www.ibis.com. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. As more fully described in the Charter, the Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2006, the Audit Committee took the following actions:

•       Reviewed and discussed the Company’s Quarterly Reports on Form 10-Q filed during the last fiscal year with management and KPMG LLP, the Company’s independent registered public accounting firm;

•       Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and KPMG LLP;

•       Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•       Received written disclosures and a letter from KPMG LLP regarding its independence as required by the Independence Standards Board Standard No. 1. The Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

The Audit Committee regularly discusses with management and the independent registered public accounting firm the financial information of the Company and the Company’s systems of internal controls and its audit process. The Audit Committee met with the independent registered public accounting firm (both independently and with the Company’s management) to review the issues required to be addressed by the Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various issues relevant to the audit, including (a) the Company’s financial statements, (b) the report of the independent registered public accounting firm on the results, scope and terms of their work, and (c) the recommendations of the independent registered public accounting firm regarding the financial practices and policies employed by the Company.

As part of its obligations, the Audit Committee reviewed the Company’s audited financial statements and met with both management and the independent registered public accounting firm to review and discuss the Company’s financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from, and discussed with, the independent registered public accounting firm the written disclosure, the letter required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and the independence of KPMG LLP.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee:
Leslie B. Lewis
Lamberto Raffaelli
Cosmo S. Trapani

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. The Compensation Committee is satisfied that the Compensation Discussion and Analysis fairly and completely represents the philosophy, intent, and actions of the Compensation Committee with regard to executive compensation. We recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

The Compensation Committee:
Robert L. Gable
Leslie B. Lewis

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

DESCRIPTION OF EQUITY PLANS

The Company maintains three equity compensation plans under which the Company’s equity securities are authorized for issuance to the Company’s employees and/or directors. These plans consist of (a) the Company’s 1993 Employee, Director and Consultant Stock Option Plan, as amended; (b) the Company’s 1997 Employee, Director and Consultant Stock Option Plan, as amended; and (c) the Company’s 2000 Employee Stock Purchase Plan, as amended. In addition, the Company is seeking shareholder approval of the Company’s 2007 Employee, Director, and Consultant Equity Plan at the Annual Meeting.

With the exception of the 2007 Employee, Director, and Consultant Equity Plan, each of the foregoing equity compensation plans was approved by the stockholders of the Company. The table below presents information about all of the foregoing plans as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,354,385	$9.59	610,590	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	1,354,385	$9.59	610,590	(2)

(1)            The 2000 Employee Stock Purchase Plan, as amended, is not included in (a) and (b) above as the number of outstanding options and weighted-average exercise price are not determinable under the 2000 Employee Stock Purchase Plan.

(2)            This amount includes 169,664 non-transferable options available for exercise as of December 31, 2006 under the 2000 Employee Stock Purchase Plan.

1993 Employee, Director and Consultant Stock Option Plan, as amended

The 1993 Plan has expired and there are no options available for issuance under this plan; however, the 1993 Plan continues to govern all options, awards and other grants granted and outstanding under the 1993 Plan. All employees, directors and consultants of the Company and its affiliates (approximately 51 people) were eligible to participate in the 1993 Plan. Options granted under the 1993 Plan were either (i) options to qualify as “incentive stock options” under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options granted under the 1993 Plan were not granted at a price less than the closing price of the Common Stock for the trading day immediately preceding the grant date, or 110% of the fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the 1993 Plan were not granted at an exercise price less than the closing price of the Common Stock for the trading day immediately preceding the grant date.

A total of 750,000 shares of Common Stock were initially reserved for issuance under the 1993 Plan. As of December 31, 2006, options to purchase up to an aggregate of 65,493 shares of Common Stock were outstanding, at a weighted average exercise price of $12.34 per share.

Please refer to the actual text of the 1993 Plan for a more detailed description of the features of the 1993 Plan.

1997 Employee, Director and Consultant Stock Option Plan, as amended

All employees, directors and consultants of the Company and its affiliates (approximately 51 people) are eligible to participate in the 1997 Plan. Options granted under the 1997 Plan may be either (i) options to qualify as “incentive stock options” under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options granted under the 1997 Plan may not be granted at a price less than the closing price of the Common Stock for the trading day immediately preceding the grant date, or 110% of the fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the 1997 Plan may not be granted at an exercise price less than the closing price of the Common Stock for the trading day immediately preceding the grant date.

Upon the initial adoption of the 1997 Plan, a total of 750,000 shares of Common Stock were initially reserved for issuance. The 1997 Plan was amended by the Company’s Board of Directors and its Stockholders on three occasions in order to increase the number of shares of Common Stock reserved for issuance to its current total of 1,950,000 shares. As of December 31, 2006, options to purchase up to an aggregate of 1,288,892 shares of Common Stock were outstanding, at a weighted average exercise price of $ 9.45 per share.  The 1997 Plan expires on October 23, 2007, if not otherwise amended.

Please refer to the actual text of the 1997 Plan for a more detailed description of the features of the 1997 Plan.

2000 Employee Stock Purchase Plan, as amended

All employees that work 20 hours or more per week, who have been continuously employed by the Company for at least three months immediately prior to any offering period and who are not considered temporary employees are eligible to participate in the Purchase Plan. Temporary employees are defined as employees who are employed by the company for a specified period of time, less than six months.

However, any employee who would own more than 5% of the voting power of the Company’s stock immediately after a grant under the Purchase Plan is not eligible to participate and no participant may purchase more than $25,000 of Common Stock, based on the undiscounted value of the Common Stock at the beginning of each offering period, in any one calendar year.

The Purchase Plan is implemented by a series of offering periods, with a new offering period starting on June 1, and December 1 of each year (or such other times as may be determined by the Board of Directors). To participate in the Plan an eligible employee will authorize the Company to deduct up to 15% of the employee’s pay, not to exceed $21,250 per year, beginning on the first day of each designated offering period. On the first business day of each offering period, each eligible employee who has elected to participate in the Purchase Plan will be granted an option to purchase shares of the Company’s Common Stock. Unless a participating employee withdraws from the Purchase Plan prior to the end of the offering period, on the last day of the offering period the option will be automatically exercised for the purchase of a number of shares of the Company’s Common Stock determined by dividing the employee’s contributions during the offering period by the lesser of (i) 85% of the fair market value of the Common Stock on the first day of the offering period, or (ii) 85% of the fair market value of the Common Stock on the last of the offering period. Under the Purchase Plan, the fair market value of a share of Common Stock on a given date shall be determined by the Board of Directors based on the closing sale price of the Common Stock for such date (or if the Common Stock is not traded on such date, on the immediately preceding trading date), as reported on the Nasdaq National Market.

A participant may, on one occasion only during an offering period, decrease the amount of payroll deductions or may withdraw from participation in the Purchase Plan at any time. If a participant withdraws from the Purchase Plan or becomes ineligible to participate in the Purchase Plan, any accumulated employee contributions are paid back to such participant.

A total of 300,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan to be sold to eligible employees of the Company at a discount from the market value of the shares. The Purchase Plan was amended by the Company’s Board of Directors and its stockholders in order to increase the number of shares of Common Stock reserved for issuance to its current total of 600,000. As of December 31, 2006, non-transferable options to purchase up to an aggregate of 169,664 shares of Common Stock were outstanding. The weighted-average exercise price is not determinable under the Purchase Plan.

Please refer to the actual text of the Purchase Plan for a more detailed description of the features of the Purchase Plan.

ELECTION OF DIRECTORS

(Notice Item 1)

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Restated By-Laws (the “By-Laws”) provide for the Company’s business to be managed by or under the direction of the Board of Directors. Under the Articles of Organization and By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Dimitri Antoniadis, Robert L. Gable and Martin J. Reid constitute a class with a term which expires at the upcoming Meeting (the “Class I directors”), and Donald F. McGuinness and Lamberto Raffaelli constitute a class with a term ending in 2008 (the “Class II directors”) and Leslie B. Lewis and Cosmo S. Trapani constitute a class with a term ending in 2009 (the “Class III directors”). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Pursuant to the Articles of Organization and By-Laws, on March 5, 2007 the Board of Directors voted to nominate Dimitri Antoniadis, Robert L. Gable and Martin J. Reid (the Class I directors) for election at the Meeting for a term of three years to serve until the 2010 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Donald F. McGuinness and Lamberto Raffaelli (the Class II directors) and Leslie B. Lewis and  Cosmo S. Trapani (the Class III directors) will serve until the Annual Meetings of Stockholders to be held in 2008 and 2009, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place or the Board of Directors will fix the number of directors at a lesser number. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

The affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election at the Meeting is required to elect each nominee as a director, provided a quorum exists for that matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF DIMITRI ANTONIADIS, ROBERT L. GABLE AND MARTIN J. REID AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE FINANCING TRANSACTION

(Notice Item 2)

The Board of Directors recommends that the shareholders approve a proposal (the “Proposal”) for the sale of 1,978,377 shares of Common Stock and warrants to purchase an aggregate of  1,483,781 shares of Common Stock to Special Situations Fund III QP, L.P., and its affiliated funds (collectively, “SSF”), pursuant to a private placement (the “Financing”). Because the number of shares that may be issued are in excess of 20% of the Company’s outstanding shares, and may be deemed to result in a change of control under Nasdaq Marketplace Rules, shareholder approval of the Proposal is required to satisfy those rules and allow for the Company to retain its listing on the Nasdaq Global Market.

The Financing

On February 16, 2007, we entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which we sold to SSF, in a private placement, 1,400,000 shares of Common Stock at a purchase price of $1.57375 per share and five-year warrants to purchase an aggregate of 1,050,000 share of Common Stock, at an exercise price of $1.50 per share (the “First Closing”).

Under the Purchase Agreement, subject to stockholder approval, we have agreed to sell to SSF an additional 1,978,378 shares of Common Stock, also at a purchase price of $1.57375 per share and five-year warrants to purchase 1,483,784 additional shares of Common Stock (the “Warrants”), also at an exercise price of $1.50 per share (the “Second Closing”) for a total additional purchase price of $3.1 million before expenses. We expect the proceeds from the Second Closing will provide sufficient cash to support current operations until at least December 2008. If the Proposal is approved, the Second Closing will occur promptly after the Annual Meeting.

On February 16, 2007, the closing sales price of our Common Stock was $1.53 per share on the Nasdaq Global Market. On April ___, 2006, the closing sales price of our Common Stock was $____.

The Company retained TN Capital Equities, Ltd. (“TN Capital”) to represent it in connection with the private placement. Pursuant to the agreement between the Company and TN Capital, the Company will pay TN Capital a transaction fee of 5% of the total selling price of all of the shares sold to SSF, plus TN Capital’s reasonable out-of-pocket expenses. In addition, the Company will grant to TN Capital a five-year warrant to purchase shares of Common Stock with a dollar value equal to 5% of the funds received by the Company, with a $1.50 exercise price. At the First Closing, TN Capital received a transaction fee of $110,000 and warrants to purchase an aggregate of 74,434 shares of Common Stock. If the Proposal is approved, TN Capital will receive an additional transaction fee of $156,000 and additional warrants to purchase an aggregate of 105,185 shares of Common Stock at the Second Closing.

In connection with the Financing, pursuant to a Registration Rights Agreement by and among the Company and SSF, the Company has agreed to register with the SEC the resale of the shares by SSF and TN. The Company is required to file one or more the registration statements (the “Registration Statements”) with the SEC within 60 days after the First Closing, and, if necessary, within 60 days after the Second Closing, for the sale of the Common Stock and the Common Stock to be issued by exercise of the Warrants sold in the Financing, and use commercially reasonable efforts to cause the Registration Statements to become effective as soon as feasible thereafter. If the Registration Statements are not filed within either 60-day period, or if any Registration Statement is not declared effective by the SEC within 60 days after the day of filing, then SSF will be entitled to receive from the Company, as liquidated damages, an amount equal to 1.5% of the amount invested by SSF for each 30-day period following the date by which the Registration Statements should have been filed, or become effective, respectively. Upon effectiveness of the Registration Statements, the SSF’s shares of Common Stock included thereunder will be freely tradable by SSF.

At the time the Financing was negotiated, neither SSF and its affiliated funds nor TN Capital and its affiliates were affiliates of the Company or the Company’s officers and directors.

Nasdaq Requirements

Nasdaq Marketplace Rule 4350(i)(1)(B) requires each company listed on Nasdaq to obtain shareholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, that would result in a change of control of the company (the “Change of Control Rule”). As currently applied, the Change of Control Rule applies if any person or group of related persons would own 20% or more of the common stock after the transaction, subject to certain exceptions. After giving effect to the issuance of the shares of Common Stock and the Warrants, SSF would own approximately 37% of the Company’s Common Stock outstanding after the issuance. Therefore, the Company must obtain shareholder approval to consummate the Second Closing under the Change of Control Rule to retain its listing on the Nasdaq Global Market.

In addition to the Change of Control Rule, Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) requires each company listed on Nasdaq to obtain shareholder approval prior to the issuance by the company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding before the issuance, at a price less than the greater of book or market value of the stock (the “Below Market Issuance Rule”). Based on consultations with Nasdaq, we do not believe the Below Market Issuance Rule applies to the Financing. However, if it did apply or if the exercise price of the warrants were to decrease below book or market value resulting from anti-dilution adjustments or otherwise, approval of the Financing by the shareholders under the Change of Control Rule would be deemed to constitute shareholder approval of the Financing under the Below Market Issuance Rule as well.

Use of Proceeds

The Company received net proceeds from the First Closing of approximately $2.2 million, after deducting approximately $[_____] in estimated expenses payable by the Company. If the Proposal is approved and the Second Closing occurs, the Company will receive additional net proceeds from the Financing of approximately $3.1 million, after deducting approximately $[______] in estimated expenses payable by the Company. All of the net proceeds received by the Company will be used for working capital and general corporate purposes.

The exercise of the Warrants and the issuance of the Common Stock in both the First Closing and the Second Closing will result in dilution in the value of the shares of your outstanding common stock and the voting power represented thereby. In addition, the exercise price of the Warrants may be lowered under the price adjustment provisions in the event of a “dilutive issuance,” that is, if we issue common stock at any time prior to their maturity at a per share price below such conversion or exercise price, either directly or in connection with the issuance of securities that are convertible into, or exercisable for, shares of our common stock. A reduction in the exercise price may result in the issuance of a significant number of additional shares upon the exercise of the Warrants. The Warrants do not establish a “floor” that would limit reductions in such conversion price or exercise price. The downward adjustment of the exercise price of the Warrants could result in further dilution in the value of the shares of our outstanding common stock and the voting power represented thereby.

More Information

The terms of the Purchase Agreement are complex and are only briefly summarized above. The above summary does not purport to be complete and is subject to and qualified in its entirety by the actual documents. If you would like more information about the Financing, please refer to the Purchase Agreement and Registration Rights Agreement and the form of warrant agreement,  each filed as Exhibits to our Current Report on Form 8-K filed February 21, 2007 and the form of warrant agreement filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed on March   , 2007, each of which is incorporated by reference into this Proxy Statement.

Required Vote

The Proposal must be approved by a majority of the votes cast on the Proposal at the Meeting in person or by proxy, provided a quorum is present. SSF shall not be entitled to vote the shares received in the First Closing with respect to Notice Item 2 and, as such, SSF’s shares shall not be deemed “cast” for purposes of determining a majority vote nor shall SSF’s shares count toward establishing a quorum for the matter. Abstentions are included for purposes of determining whether a quorum exists but are not considered to be “cast” on the matter. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on the Proposal, those broker non-votes will be considered as present for purposes of determining a quorum, but will not be considered “cast” on the matter, and thus will have no effect on the outcome of the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE SECOND CLOSING OF THE FINANCING, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE ADOPTION OF THE 2007
EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN

(Notice Item 3)

On March   , 2007, the Company’s Board of Directors adopted, subject to stockholder approval, the Ibis Technology Corporation 2007 Employee, Director and Consultant Equity Plan (the “2007 Plan”). The following summary of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Plan, which is attached as Appendix A to this proxy statement.

Purposes

The purposes of the 2007 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and directors, and to promote the success of our business. Options, stock purchase rights and other stock-based awards may be granted under the 2007 Plan. This will give the Company greater flexibility in providing stock-based incentive compensation to our employees and directors than is currently available under the Company’s existing stock option plan, including, without limitation, the 1997 Plan, which expires on October 23, 2007.

Administration

The 2007 Plan is administered by the Board, which may delegate its powers under the 2007 Plan to one or more committees or sub-committees of the Board. Subject to the provisions of the 2007 Plan, the administrator of the 2007 Plan has authority in its discretion to: (1) determine fair market value of our common stock; (2) select employees and directors to whom awards may be granted; (3) determine the number of shares covered by awards; (4) approve forms of agreement for use under the 2007 Plan; (5) determine the terms and conditions of awards; (6) determine whether and under what circumstances an option may be settled in cash instead of common stock; (7) prescribe, amend or rescind rules and regulations relating to the 2007 Plan; and (8) construe and interpret the terms of the 2007 Plan and awards granted pursuant to the 2007 Plan. Although we expect that the plan administrator will make awards from time to time under the 2007 Plan, it has no current plans, proposals or arrangements to make any specific grants under the 2007 Plan.

Shares Subject to the 2007 Plan

The stock subject to options and awards under the 2007 Plan is authorized but unissued shares of our common stock or shares of treasury common stock. Any shares subject to an option that for any reason expires or is terminated unexercised as to such shares and any restricted stock that is forfeited and repurchased by us at not more than its exercise price as a result of the exercise of a repurchase option may again be the subject of an option or award under the 2007 Plan. The number of shares of common stock that may be issued under the 2007 Plan may not exceed 1,500,000 shares, subject to adjustment, as described below. On April 1, 2007, the closing sale price of our common stock was [___] per share.

Section 162(m) Limitations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the chief executive officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2007 Plan provides that no participant may receive, over the term of the 2007 Plan, awards for more than an aggregate of 1,000,000 shares of common stock with respect to which awards may be granted under the 2007 Plan. Stockholder approval of this proposal will constitute stockholder approval of this limitation for Section 162(m) purposes.

Eligibility

Nonstatutory stock options, or NSO’s, stock purchase rights and other stock-based awards (other than incentive stock options) may be granted to employees and directors. Incentive stock options, ISO’s, may be granted only to employees. Each option will be designated in the stock option agreement as either ISO or an NSO. All employees, directors and consultants of the Company and its affiliates (approximately 40 people as of April  __, 2007) are eligible to participate in the 2007 Plan. Notwithstanding the terms of any award under the 2007 Plan, in the event of certain misconduct by a participant, all awards to that participant will be terminated and all shares acquired by the participant under the 2007 Plan will be subject to repurchase by us at any time within 180 days after we have knowledge of such misconduct.

Terms and Conditions of Options

Exercise Price.   The exercise price for shares issued upon exercise of options will be determined by the 2007 Plan administrator. The exercise price of ISO’s may not be less than 100% of the fair market value on the date the option is granted. The exercise price of ISO’s granted to a 10% or greater stockholder may not be less than 110% of the fair market value on the date of grant.

Form of Consideration.   The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The 2007 Plan permits payment to be made by cash, check, promissory note of the participant, wire transfer, other shares of our common stock (with some restrictions), consideration received by us under a cashless exercise program implemented by us in connection with the 2007 Plan, or any combination of the foregoing.

Term of Options.   The term of an option may be no more than ten years from the date of grant, except that the term of an option granted to a 10% or greater stockholder may not exceed five years from the date of grant.

Termination of Employment.   No option may be exercised more than ninety days following termination other than by reason of the participant’s death or disability, or such other period as set forth in the option agreement. If, on the date of termination, a participant is not fully vested, the shares covered by the unvested portion will revert to the 2007 Plan.

Death or Disability.   An option is exercisable for 12 months following death of the participant or termination for a disability or such other period as set forth in the option agreement. If, on the date of death or termination, a participant is not fully vested, the shares covered by the unvested portion will revert to the 2007 Plan.

Other Provisions.   The stock option agreement for each option grant may contain other terms, provisions and conditions not inconsistent with the 2007 Plan, as may be determined by the 2007 Plan administrator.

Terms and Conditions of Stock Purchase Rights

Rights to Purchase.   Stock purchase rights may be issued either alone, in addition to, or in tandem with, other awards granted under the 2007 Plan and/or cash awards made outside of the 2007 Plan. The offer to purchase stock under the 2007 Plan will be accepted by execution by the participant of a stock purchase agreement.

Right of Repurchase.   Unless the 2007 Plan administrator determines otherwise, the stock purchase agreement will grant us the right to repurchase the stock sold upon the termination of the participant’s service to us or upon the failure to satisfy any performance objectives or other conditions specified in the stock purchase agreement. The repurchase price will be the purchase price paid by the participant or such other price as set forth in the stock purchase agreement. The repurchase right will lapse upon such conditions or at such rate as the 2007 Plan administrator may determine and set forth in the stock purchase agreement.

Other Stock-Based Awards

The 2007 Plan administrator will have the right to grant other awards based upon our common stock, having such terms and conditions as the 2007 Plan administrator may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock, the grant of stock appreciation rights and the grant of dividend equivalent rights.

Adjustments

Changes in Capitalization.   In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a normal cash dividend, (1) the number and class of securities available under the 2007 Plan, (2) the per-participant limit, (3) the number and class of securities and exercise price per share subject to each outstanding award, (4) the price per share at which outstanding restricted shares may be repurchased, and (5) the terms of each other outstanding award shall be appropriately adjusted (or substituted awards may be made, if applicable) to the extent that the administrator of the 2007 Plan shall determine, in good faith, necessary and appropriate.

Sale of the Company.   Except as otherwise provided in any stock option agreement or stock purchase agreement or other document evidencing such rights, in the event a third party acquires a majority of the voting power of the Company, whether through the sale of substantially all of our assets, the sale of our voting securities or a merger or consolidation, the 2007 Plan administrator, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards, or cancel awards for a cash payment to the participant.

Limits on Transferability

An incentive stock option granted under the 2007 Plan may not be transferred during a participant’s lifetime and will not be transferable other than by will or by the laws of descent and distribution following the participant’s death. Nonstatutory stock options, stock purchase rights or shares granted under the 2007 Plan may be assigned during a participant’s lifetime to members of the participant’s family or to a trust established for such family members or the participant’s former spouse pursuant to the participant’s estate plan or pursuant to a domestic relations order.

Amendment and Termination

Our Board may at any time amend, alter, suspend or terminate the 2007 Plan. The Board will obtain stockholder approval of any 2007 Plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the 2007 Plan shall impair the rights of any participant, unless mutually agreed in writing.

Federal Income Tax Consequences

Incentive Stock Options—A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant’s alternative minimum taxable income.

If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the options, gain will be taxable to the participant upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. We will not be entitled to a tax deduction arising from the exercise of an ISO if the employee qualifies for such long-term capital gain treatment.

Nonstatutory Stock Options—A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of an NSO in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

As of April ___, 2007, no stock options or other awards had been granted, and no shares of Common Stock had been issued, under the 2007 Plan. Further, the Company has not committed or designated any shares of Common Stock for grants under the 2007 Plan.

The affirmative vote of at least a majority of the votes cast with respect to Notice Item 3 in person or by proxy at the Meeting is required for approval of the 2007 Plan, provided a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE IBIS TECHNOLOGY CORPORATION 2007 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM

(Notice Item 4)

The Audit Committee of the Board of Directors has appointed KPMG LLP, Independent Registered Public Accounting Firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2007. The Board proposes that the Stockholders ratify this appointment. KPMG LLP audited the Company’s financial statements for the fiscal year ended December 31, 2006. The Company expects that representatives of KPMG LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit and Non Audit Fees

The following table presents fees for professional services rendered by KPMG LLP and billed to us for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and December 31, 2006 and fees billed for other services rendered by KPMG LLP during those periods.

Fees	Fiscal 2006	Fiscal 2005
Audit Fees	$205,062	$131,787
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Totals	$205,062	$131,787

Audit Fees.   Annual audit fees relate to services rendered in connection with the audit of the annual financial statements included in our Form 10-K, the SAS 100 quarterly reviews of financial statements included in our Form 10-Q filings and services, including, consent procedures rendered in conjunction with other SEC filings in fiscal years 2006 and 2005 through February 28, 2007. Additional fee’s related to the audit of fiscal year 2006 will be billed subsequently and will be approximately $48,708.

Audit-Related Fees.   Audit-related services include fees for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or the review of the Company’s financial statements and are not reported as Audit Fees. No such services were provided during fiscal years 2006 and 2005.

Tax Fees.   Tax services include fees for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice and tax planning. No such services were provided during fiscal years 2006 and 2005.

All Other Fees.   All other fees include all other non-audit services. No such services were provided during fiscal years 2006 and 2005.

The Audit Committee has determined that the provision of the services provided by the independent registered public accounting firm, as set forth herein, is compatible with maintaining the independence of the independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and allowable non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate the authority to grant pre-approval of auditing or allowable non-audit services to one or more members of the Audit Committee. Each pre-approval decision pursuant to this delegation will be presented to the full Audit Committee at its next scheduled meeting for ratification. All audit or allowable non-audit related fees described above were approved by the Audit Committee prior to services being rendered.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent registered public accounting firm. In the event that ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment. If the selection of KPMG LLP as the independent registered public accounting firm of the Company is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company’s principal executive offices not later than close of business on December 2, 2007. The deadline for providing timely notice to the Company of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of the Company is March 12, 2008, and no such proposals may be submitted earlier than February 29, 2008, in each case based on the date of the 2007 Annual Meeting. For any proposal that is not submitted for inclusion in the proxy statement for the fiscal year ended December 31, 2007 but is instead sought to be presented directly at the next annual meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on December 7, 2007, and advises stockholders in the next proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on March 12, 2008. Notices of intention to present proposals at the next annual meeting should be addressed to William J. Schmidt, Secretary, Ibis Technology Corporation, 32 Cherry Hill Drive, Danvers, MA 01923. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In some cases, only one copy of the proxy statement is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the documents were delivered. To request a separate delivery of these materials now or in the future, a stockholder may submit a written request either to Investor Relations, Ibis Technology Corporation, 32 Cherry Hill Drive, Danvers, MA 01923 or to ir@ibis.com or an oral request by calling the Company’s Investor Relations group at (978) 777-4247. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the proxy statement and annual report and who would prefer to receive a single copy of such materials may instruct the Company accordingly by directing that request to the Company in the manner provided above.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, may be obtained by any stockholder without charge at their request by writing to:

Investor Relations
Ibis Technology Corporation
32 Cherry Hill Drive
Danvers, Massachusetts 01923

To the extent that this proxy statement has been, or will be, incorporated by reference by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the proxy statement entitled “Compensation Committee Report” and “Audit Committee Report,” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

William J. Schmidt
Secretary

March   , 2007

Appendix A

IBIS TECHNOLOGY CORPORATION

2007 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN

1.     Purposes of the Plan.  The purposes of this 2007 Employee, Director and Consultant Equity Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants to promote the success of the Company’s business. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Options, Stock Purchase Rights and other stock-based awards may be granted under the Plan.

2.     Definitions.  As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or the Committee responsible for administering the Plan, as applicable, in accordance with Section 5 hereof.

(b)   “Applicable Laws” means the requirements relating to the administration of stock options plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c)    “Award” means any Option, Stock Purchase Right or other stock-based award granted pursuant to the Plan.

(d)   “Board” means the Board of Directors of the Company, as constituted from time to time.

(e)    “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. References to any particular Code section shall include any successor section.

(f)    “Committee” means a committee of Directors appointed by the Board in accordance with Section 5(b) hereof.

(g)    “Common Stock” means the Common Stock, $.008 par value per share, of the Company.

(h)   “Company” means Ibis Technology Corporation, a Massachusetts corporation.

(i)    “Consultant” means any person, who is a natural person, providing bona fide services to the Company other than as an Employee, and such services are not in connection with a capital-raising transaction.

(j)     “Director” means a member of the Board.

(k)   “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l)    “Employee” means any person, including Officers and Directors, employed by a Related Company (or who has accepted an offer for employment by a Related Company) who is subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by a Related Company or (ii) transfers between locations of a Related Company or between the Related Companies, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of leave of absence approved by the Related Company is not so guaranteed, on the 181 st  day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. References to any particular Exchange Act section shall include any successor section.

(n)   “Exercise Price” or “Purchase Price” means the per Share price to be paid by a Participant or Purchaser to exercise an Option or Stock Purchase Right.

(o)   “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock on that day (or, if there are no quotes for that day, on the last day preceding such date for which quotations were available), as reported in  The Wall Street Journal  or such other source as the Administrator deems reliable;

(ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of Common Stock on the last market trading day prior to the day of determination (or, if there are no quotes on that day, on the last day preceding such date for which quotes were available); or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(q)   “Nonstatutory Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)    “Option” means a stock option granted pursuant to the Plan.

(t)    “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(u)   “Parent” means a “parent corporation,” whether now or hereafter existing, as a defined in Section 424(e) of the Code.

(v)    “Participant” means the holder of an outstanding Award.

(w)   “Plan” means this 2007 Employee, Director and Consultant Equity Plan.

(x)    “Purchased Shares” means the shares of Common Stock purchased by a Participant pursuant to his or her exercise of an Award.

(y)    “Purchaser” means a Participant exercising an Option or Stock Purchase Right.

(z)    “Related Company” means and includes the Company and the Parent and any Subsidiaries of the Company.

(aa)  “Restricted Shares” means unvested shares of Common Stock acquired pursuant to the exercise of an Award which are subject to a Right of Repurchase.

(bb) “Right of Repurchase” means the right of the Company to repurchase Restricted Shares issued pursuant to any Award.

(cc)  “Sale of the Company” means: (i) a sale of substantially all of the assets of the Company; or (ii) a sale or transfer of voting securities of the Company to an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), in one transaction or a series of related transactions; or ( iii ) a consolidation or merger of the Company, in each case, as a result of which the beneficial holders of a majority of the voting power of the Company’s voting securities entitled to vote generally in the election of directors (“Voting Power”) prior to such transaction do not, directly or indirectly, beneficially hold a majority of the Voting Power (or of the voting power of the surviving or acquiring entity) after such transaction .

(dd) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ee)  “Service” means the Participant’s performance of services for a Related Company in the capacity of an Employee, Director or Consultant.

(ff)   “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 hereof.

(gg)  “Stock Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. A Stock Option Agreement is subject to the terms and conditions of the Plan.

(hh) “Stock Purchase Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Purchase Right. A Stock Purchase Agreement is subject to the terms and conditions of the Plan.

(ii)   “Stock Purchase Right” means the right of a Participant to purchase Common Stock pursuant to Section 10 hereof.

(jj)    “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly, whether now or thereafter existing, as defined in Section 424(f) of the code.

(kk) “10% Stockholder” means the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the voting power of all classes of stock of a Related Company.

3.     Effective Date and Term of Plan.  The Plan shall become effective upon its adoption by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

4.     Stock Subject to the Plan.

(a)   Number of Shares.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Awards and issued under the Plan is 1,500,000 Shares. The Shares may be authorized but unissued shares or treasury shares. If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Restricted Shares are forfeited and repurchased by the Company at not more than their Exercise Price, such Shares shall become available for future Awards under the Plan. Shares that are delivered by the Participant or withheld by the Company upon the exercise of an Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again by optioned, granted or awarded hereunder, subject to the limitations of this Section 4(a). Notwithstanding the provisions of this Section 4(a), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

(b)   Per-Participant Limit.   Subject to adjustment under Section 12, for Awards granted after the Common Stock is registered under the Exchange Act, the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.     Administration of the Plan.

(a)   Administration by Board of Directors.   The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)   Appointment of Committees.   To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board.

(c)   Delegation to Executive Officers.   To the extent permitted by Applicable Laws, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers .

(d)   Powers of the Administrator.   Subject to the provisions of the Plan and, in the case of a Committee or executive officer, the specific duties delegated by the Board to such Committee or executive officer, the Administrator shall have the authority in its discretion:

(i)    to determine the Fair Market Value;

(ii)   to select the Employees and Directors to whom Awards may from time to time be granted hereunder;

(iii)  to determine the number of Shares to be covered by each Award granted hereunder;

(iv)  to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price or Purchase Price, the time or times when an Award may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to determine whether and under what circumstances an Option may be settled in cash under Section 13(i) instead of Common Stock;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

(viii)     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

6.     Eligibility.

(a)  Nonstatutory Stock Options, Stock Purchase Rights and other stock-based awards (other than Incentive Stock Options) may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees.

(b) Each Option shall be designated in the Stock Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Related Companies) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7.     Term of Option.   The term of each Option shall be stated in the Stock Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Stock Option Agreement.

8.     Option Exercise Price and Consideration.

(a)  The Exercise Price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however , that, in the case of an Incentive Stock Option granted to a 10% Stockholder, the Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of grant, and  provided further  that, in the case of an Incentive Stock Option granted to any other Employee, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and set forth in the Stock Option Agreement). Such consideration may consist of (i) cash or a check payable to the Company, (ii) when the Common Stock is registered under the Exchange Act, other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (iv) any combination of the foregoing methods of payment.

9.     Exercise of Option.

(a)  Procedure for Exercise.   Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Stock Option Agreement. Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Stock Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and sale under the Option, by the number of Shares as to which the Option is exercised .

(b)   Termination of Service.   If a Participant terminates Service other than by reason of the Participant’s death or Disability, such Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 90 days following the Participant’s termination of Service. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified by the Administrator in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)   Disability of Participant.   If a Participant terminates Service as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination of Service as the result of the Participant’s Disability. If, on the date of termination of Service, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination of Service, the Participant does not exercise his or her Option within the time specified in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)   Death of Participant.   If a Participant dies while an Employee or Director, the Option may be exercised within such period of time as is specified in the Stock Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination of Service because of death. If, at the time of death, the Participant is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified in the Stock Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)   Unvested Shares.   The Administrator shall have the discretion to grant Options which are exercisable for Restricted Shares. Should the Participant terminate Service or fail to satisfy performance objectives while holding such Restricted Shares, the Company shall have a Right of Repurchase, at the Exercise Price paid per Share or such other price determined by the Administrator and set forth in the Stock Option Agreement, with respect to any or all of those Restricted Shares. The terms upon which such Right of Repurchase shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Administrator and set forth in the Stock Option Agreement or other document evidencing such repurchase right.

10.   Stock Purchase Rights.

(a)  Rights to Purchase.   Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Participant in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Stock Purchase Agreement in the form determined by the Administrator.

(b) Right of Repurchase.   Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a Right of Repurchase exercisable upon the termination of the Purchaser’s Service with the Company for any reason (including death or disability) or upon the failure to satisfy any performance objectives or other conditions specified in the Stock Purchase Agreement. Shares issued as Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Administrator in the Stock Purchase Agreement, for such period as the Administrator shall determine. The purchase price for Restricted Shares repurchased pursuant to the Right of Repurchase shall be the purchase price paid by the Purchaser or such other price determined by the Administrator and set forth in the Stock Purchase Agreement, and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The Right of Repurchase shall lapse upon such conditions or at such rate as the Administrator may determine and set forth in the Stock Purchase Agreement.

Each certificate for Restricted Shares shall bear an appropriate legend referring to the Right of Repurchase and other restrictions and shall be deposited by the stockholder with the Company together with a stock power endorsed in blank. Any attempt to dispose of Restricted Shares in contravention of the Right of Repurchase and other restrictions shall be null and void and without effect. If Restricted Shares shall be repurchased by the Company pursuant to the Right of Repurchase, the stockholder shall forthwith deliver to the Company the certificates for the Restricted Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company. If the Company does not exercise its Right of Repurchase, such Right of Repurchase shall terminate and be of no further force and effect.

The Administrator may in its discretion waive the surrender and cancellation of one or more Restricted Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule or other conditions applicable to those Restricted Shares. Such waiver shall result in the immediate vesting of the Purchaser’s interest in the Restricted Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Purchaser’s termination of Service or the attainment or non-attainment of the applicable conditions.

(c)   Other Provisions.   The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

11.   Other Stock-Based Awards.   The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

12.   Adjustments Upon Changes in Capitalization or Sale of the Company.

(a)   Changes in Capitalization.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under the Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Award, ( iv ) the price per share at which outstanding Restricted Shares may be repurchased pursuant to a Right of Repurchase and ( v ) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate.

(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until 15 days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Right of Repurchase applicable to any Restricted Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed dissolution or liquidation of the Company.

(c)   Sale of the Company.   Except as otherwise provided in any Stock Option Agreement or Stock Purchase Agreement or other document evidencing such rights, in the event of a Sale of the Company when any unexercised Award or any Restricted Shares remains outstanding, the Administrator may in its discretion apply one or more or any combination of the following provisions:

(i)    the Administrator may provide that outstanding Awards or Restricted Shares shall be assumed or an equivalent option or right or restricted stock substituted by the successor entity or a Parent or Subsidiary thereof; or

(ii)   the Administrator may, subject to the provisions of clauses (iv) and (v) below, after the effective date of the Sale of the Company, permit a holder of an Award immediately prior to such effective date, upon exercise of the Award, to receive in lieu of Shares of Common Stock, shares of stock or other securities or consideration as the holders of Common Stock received pursuant to the terms of the Sale of the Company; or

(iii)  the Administrator may waive any discretionary limitations imposed with respect to an Award so that some or all Options or Stock Purchase Rights, from and after a date prior to the effective date of the Sale of the Company as specified by the Administrator, are exercisable in full and any Restricted Shares shall cease to be subject to restrictions in whole or in part; or

(iv)  the Administrator may cause any outstanding Awards to be canceled as of the effective date of the Sale of the Company, provided that notice of cancellation is given to each holder of an Award, and each holder of an Award has the right to exercise the Award in full prior to or contemporaneous with the effective date of such Sale of the Company; or

(v)    the Administrator may cause any outstanding Awards to be canceled as of the effective date of the Sale of the Company, provided that notice of such cancellation is given to each holder of an Award, and each holder of an Award has the right to exercise the Award, to the extent exercisable in accordance with any limitations imposed thereon, prior to or contemporaneous with the effective date of such Sale of the Company.

14.   General Provisions Applicable to Awards.   Every Award and all Shares issued pursuant to the Plan shall be subject to the following provisions:

(a)    Time of Granting Awards.   The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. The Administrator will give notice of the determination to each Employee and Director to whom an Award is so granted within a reasonable time after the date of such grant.

(b)   No Rights to Employment or Other Status.   Neither the Plan nor any Award shall confer upon any Participant any rights with respect to continuing in Service with any Related Company, nor shall the Plan or any Award interfere in any way with the Participant’s right or the Related Company’s right to terminate the Participant’s Service at any time, with or without cause

(c)    Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(e)    Forfeiture of Awards under Sarbanes-Oxley Act.   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee, that is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(f)    Compliance with Section 409A.   To the extent an Award is subject to the requirements of Section 409A of the Code, then the applicable agreement evidencing such Award and the Plan shall be construed and administered in a manner such that the Award complies with Section 409A, and the Committee may revise the agreement evidencing such Award and/or the Plan so that such Award shall be in compliance with Section 409A. Additionally, to the extent any Award is subject to Section 409A, notwithstanding any provision herein to the contrary, the Plan shall not permit the acceleration of, or changes in, the time or schedule of any distribution related to such Award, except to the extent consistent with the requirements of Section 409A.

(g)    Rights as a Stockholder.   Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of an Award. The Company shall issue (or cause to be issued) the Shares promptly after an Award is duly exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 hereof.

(h)   Acceleration.   The Administrator may at any time provide that any Awards shall become immediately exercisable in full or in part or that any Restricted Shares shall be free of restrictions or conditions in full or in part or otherwise realizable in full or in part, as the case may be.

(i)    Buyout Provisions.   The Administrator may at any time and from time to time offer to buy out for a payment in cash or Shares any Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the holder of such Award at the time such offer is made.

(j)     Conditions on Delivery of Shares.   The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions from Shares previously delivered under the Plan, until (i) all conditions of the Award have been met or removed to the satisfaction of the Administrator, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied in accordance with Applicable Laws; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of Applicable Laws.

(k)   Amendment of Award.   The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or different type, changing the expiration date or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Administrator determines that the action would not materially and adversely affect the Participant.

(l)    Withholding Taxes.   Each Participant shall pay to the Company, or make provisions satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with any Awards to the Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(m)  Cancellation and Forfeiture for Misconduct.   Notwithstanding the terms of any Award or other provision of the Plan, in the event of any Misconduct by the Participant or Purchaser (whether before or after the termination of Service), (i) all Awards granted to the Participant shall be terminated and the holder thereof shall have no further rights thereunder and (ii) all Shares then held by the Participant or Purchaser (or any successor) which were acquired by the Participant or Purchaser (or any successor) pursuant to an Award under the Plan shall thereupon be (or revert to being) Restricted Shares and shall be subject to a Right of Repurchase exercisable by the Company at any time within 180 days after the occurrence of such Misconduct or, if later, 180 days after the Company has knowledge of such Misconduct. The purchase price for Shares repurchased by the Company pursuant to the Right of Repurchase pursuant to this Section 14(m) shall be equal to the purchase price originally paid by the Participant or Purchaser for such Shares. The following shall constitute “Misconduct” by an Participant or Purchaser: (i) the unauthorized use or disclosure of the confidential information or trade secrets of any Related Company which use or disclosure causes material harm to the Related Company; (ii) conviction of a crime involving moral turpitude, deceit, dishonesty or fraud; (iii) gross negligence or willful misconduct of the Participant or Purchaser with respect to any Related Company; or (iv) the breach by the Participant or Purchaser of any material term of an agreement with a Related Company including covenants not to compete and provisions relating to confidential information and intellectual property rights.

(n)   Limits on Transferability of Awards.   An Incentive Stock Option shall be exercisable only by the Participant during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death. A Nonstatutory Stock Option, Stock Purchase Right or Shares may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s family or to a trust established exclusively for one or more such family members or to the Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquired a proprietary interest in the Nonstatutory Stock Option, Stock Purchase Right or Shares pursuant to the assignment. The terms applicable to such assigned portion shall be the same as those in effect for the Nonstatutory Stock Option, Stock Purchase Right or Shares immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards under the Plan, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited time period during which Awards may be exercised following the Participant’s death.

(o)   Documentation.   Each Award shall be evidenced by a written instrument in such form as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(p)   Administrator Discretion.   Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.

15.   Amendment and Termination of the Plan.

(a)         Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate the Plan.

(b)         Stockholder Approval.   The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)         Effect of Amendment or Termination.   No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16.   Reservation of Shares.   The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.   Stockholder Approval.   The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

18.   Governing Law.   The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IBIS TECHNOLOGY CORPORATION

The undersigned hereby appoints Martin J. Reid, Charles McKenna and William J. Schmidt, and each of them, (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Ibis Technology Corporation (the “Company”) registered in the name provided herein which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders to be held at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts, at 10:00 a.m. local time on Thursday, May 10, 2007, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

(Continued, and to be marked, dated and signed, on the other side)

IBIS TECHNOLOGY CORPORATION

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY WILL BE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IBIS TECHNOLOGY CORPORATION.

	Please mark your votes like this	☒
The Board of Directors recommends a vote FOR all of the proposals.

1. ELECTION OF THREE (3) CLASS I DIRECTORS:	FOR	WITHHOLD AUTHORITY
(To withhold authority to vote for any individual nominee, strike a line	☐	☐
through that nominees’s name in the list below)
Dimitri Antoniadis, Robert L. Gable and Martin J. Reid

2. PROPOSAL TO APPROVE THE FINANCING TRANSACTION:	FOR	AGAINST	ABSTAIN
	☐	☐	☐
3. PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY’S 2007	FOR	AGAINST	ABSTAIN
EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN:	☐	☐	☐
4. PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP AS THE COMPANY’S	FOR	AGAINST	ABSTAIN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE	☐	☐	☐
FISCAL YEAR ENDED DECEMBER 31, 2007:
5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature:	Signature:	Date:

NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.